EXHIBIT 10.5


                 AMENDMENT NO. 5 TO CONVERTIBLE PROMISSORY NOTE

          AMENDMENT NO. 5 TO SECURED CONVERTIBLE PROMISSORY NOTE (this "Agreement"), dated as of December 23, 2002, by and between eMAGIN CORPORATION, a Delaware corporation (the "Borrower") and Jack Rivkin (the "Lender"), each a party to the Secured Note Purchase Agreement (the "Note Purchase Agreement") entered into as of November 27, 2001 and a Secured Convertible Promissory Note (the "Note") dated November 27, 2001. All capitalized terms used herein and not otherwise defined herein shall have the respective meanings provided to such terms in the Note.

                              W I T N E S S E T H :
                              - - - - - - - - - -

     WHEREAS, the parties wish to amend the Note to extend its maturity date;

     NOW, THEREFORE, in consideration of the mutual covenants set forth herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

                                   ARTICLE ONE

                                AMENDMENT TO NOTE

          SECTION 1.1 Amendment to Note. By executing this Agreement, the Borrower and the Lender hereby agree and acknowledge that Section 1 of the Note is hereby amended by deleting "December 31, 2002" and inserting in the place of such deletion "January 31, 2003."

                                   ARTICLE TWO

                                  MISCELLANEOUS

     SECTION 2.1 Counterparts. This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered (including delivery by way of facsimile) shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower.

     SECTION 2.2 Governing Law. This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of New York, excluding conflict of law principles that would cause the application of laws of any other jurisdiction.

     SECTION 2.3 Effective Date. This Agreement shall become effective (the "Effective Date") as of the date first referenced above.

     SECTION 2.4 Effect of Amendment. From and after the Effective Date, the Note and all references to the Note pursuant to the Note Purchase Agreement and the other documents referenced therein shall be deemed to be references to the Note as modified hereby.
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This Agreement is limited as specified and shall not constitute a  modification, amendment, acceptance or waiver of any other provision of the Note, the Note Purchase Agreement or any other document referenced therein or herein.

     SECTION 2.5 Headings. The article, section and subsection headings in this Agreement are for convenience only and shall not constitute a part of this Agreement for any other purpose and shall not be deemed to limit or affect any of the provisions hereof.

     SECTION 2.6 Further Assurances. From and after the date of this Agreement, upon the request of any party hereto, each party shall execute and deliver such instruments, documents and other writings as may be reasonably necessary or desirable to confirm and carry out and to effectuate fully the intent and purposes of this Agreement.

                                    * * * * *

                                       2
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     IN WITNESSES WHEREOF,  the parties hereto have caused their duly authorized officers to execute and deliver this Agreement as of the date first above written.

                                       BORROWER:

                                       eMAGIN CORPORATION

                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:

                                       LENDER:

                                       Jack Rivkin

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